                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.141-11(c) or Section 240.14a-12

                             SCM MICROSYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          Proposed maximum aggregate value of transaction:

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          Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                             SCM MICROSYSTEMS, INC.
                            ------------------------

                                   NOTICE OF
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 14, 1998

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN, that the 1998 Annual Meeting of Stockholders of SCM Microsystems, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, July 14, 1998, at 10:00 a.m., local time, at The Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California 95030, for the following purposes:

     1. To elect seven directors, to be classified into three classes with staggered terms of one to three years, to serve until the expiration of the term of their respective classes and until their respective successors are duly elected and qualified;

     2. To approve (i) the material terms of the Company's 1997 Stock Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (ii) the adoption of an amendment to the Company's 1997 Stock Plan increasing the number of shares reserved for issuance thereunder by 350,000 shares;

     3. To approve the adoption of the Company's 1997 Stock Option Plan for French Employees;

     4. To ratify the appointment of KPMG Peat Marwick LLP as independent accountants of the Company for the fiscal year ending December 31, 1998; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. All stockholders of the Company are cordially invited to attend the Annual Meeting in person. Only stockholders of record at the close of business on May 29, 1998 are entitled to notice of and to vote at the Annual Meeting. To assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. Any stockholder attending the Annual Meeting in person may vote in person even if he or she previously returned a Proxy.

                                          Sincerely,

                                          SCM MICROSYSTEMS, INC.

                                          John Niedermaier
                                          Secretary

Los Gatos, California
June 5, 1998

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY

                             SCM MICROSYSTEMS, INC.
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 14, 1998

                            ------------------------

     The enclosed proxy is solicited on behalf of SCM Microsystems, Inc. (the "Company") for use at the Company's 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, July 14, 1998, at 10:00 a.m., local time, at The Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California 95030, or any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of 1998 Annual Meeting of Stockholders.

     The principal executive offices of the Company are located at 131 Albright Way, Los Gatos, California 95032.

     These proxy solicitation materials were mailed on or about June 8, 1998 to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE

     The Company's Board of Directors has fixed the close of business on May 29, 1998 (the "Record Date") as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

SHARES OUTSTANDING

     As of the Record Date, the Company had issued and outstanding 12,810,278 shares of Common Stock, par value $0.001 per share. For information regarding holders of more than 5% of the outstanding Common Stock, see "Securities Ownership of Certain Beneficial Owners and Management."

VOTING RIGHTS

     Each stockholder of record on the Record Date will be entitled to one vote per share of Common Stock held on the Record Date on all matters submitted for consideration of, and to be voted upon by, the stockholders at the Annual Meeting. With respect to the election of directors, each stockholder will be entitled to vote for seven nominees to the Company's Board of Directors, and the seven nominees with the greatest number of votes will be elected to the Board of Directors. No stockholder will be entitled to cumulate votes at the Annual Meeting for the election of any members of the Company's Board of Directors.

VOTING PROCEDURES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of the Company's Common Stock issued and outstanding on the Record Date. Shares voted "FOR," "AGAINST" or "WITHHELD" from a matter voted upon by the stockholders at the Annual Meeting will be treated as being present at the Annual Meeting for purposes of establishing a quorum for the transaction of business, and will also be treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to any such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both

(i) the presence or absence of the quorum for the transaction of business, and
(ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal submitted for consideration of the stockholders at the Annual Meeting.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

SOLICITATION OF PROXIES

     The cost of soliciting the enclosed Proxy, and all other similar proxies distributed by the Company for the 1998 Annual Meeting of Stockholders, including preparation, assembly, printing and mailing costs, will be borne entirely by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company's Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons and institutions representing beneficial owners of the Company's Common Stock for the brokerage firms and other persons representing beneficial for the costs and expenses of forwarding solicitation materials to such beneficial owners. In addition to the original solicitation of the enclosed Proxy (and all other similar proxies distributed by the Company) by mail, proxies also may be solicited by certain of the Company's directors, officers and other regular employees personally or by telephone, telecopy or telegram. No additional compensation will be paid to any of the Company's directors, officers or other regular employees for such services.

REVOCABILITY OF PROXIES

     The enclosed Proxy is revocable by the person or institution delivering such Proxy at any time before it is voted at the Annual Meeting either by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a person or institution that has executed and returned a proxy is present in person at the Annual Meeting and wishes to vote thereat, such person or institution may elect to do so and thereby suspend the power of the proxy holders to vote the proxy previously delivered by such person or institution. Attendance at the Annual Meeting, however, will not by itself revoke a proxy previously delivered to the Company.

STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than February 8, 1999 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors is currently comprised of eight directors. One of the current directors of the Company, Bruce Graham, has decided not to stand for re-election to the Company's Board of Directors and, accordingly, seven directors will be elected to the Board of Directors by the stockholders at the Annual Meeting. The stockholders will not be entitled to cumulate votes at the Annual Meeting for the election of any members of the Company's Board of Directors. The Board of Directors has nominated the seven persons named below for election as directors at the Annual Meeting. Unless otherwise instructed, the proxy holders named in the enclosed Proxy will vote the proxies received by them for the Company's seven nominees named below, all of whom currently serve as a director of the Company. In the event that any of the nominees named below is unable or declines to serve as a director at the time of the Annual Meeting, the proxies received by the proxy holders named in the enclosed Proxy will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. The Company does not expect, however, that any of the nominees named below will be unable or will decline to serve as a director of the Company at the Annual Meeting.

     Upon the election of directors at the Annual Meeting, the Board of Directors will be divided into three classes, Class I, Class II and Class III, with three directors serving in Class I and two directors serving in each of Classes II and III. Assuming the election to the Board of Directors of all seven of the nominees named below, Class I directors will consist of Messrs. Humphreys, Ng and Lunn, and the term of office of Class I directors will expire at the Company's 1999 Annual Meeting of Stockholders; Class II directors will consist of Messrs. Meier and Vought, and the term of office of Class II directors will expire at the Company's 2000 Annual Meeting of Stockholders; and Class III directors will consist of Messrs. Bornikoel and Schneider, and the term of office of Class III directors will expire at the Company's 2001 Annual Meeting of Stockholders.

NOMINEES TO THE BOARD OF DIRECTORS

     The following sets forth information concerning the seven nominees for election as directors at the Annual Meeting including information as to each nominee's age as of the Record Date, position with the Company and business experience.

                                                                                             DIRECTOR
             NAME                  AGE                 PRINCIPAL OCCUPATION                   SINCE
             ----                  ---                 --------------------                  --------
Robert Schneider...............    49     Chairman of the Board and Managing Director of       1990
                                          SCM Microsystems GmbH
Steven Humphreys...............    37     President, Chief Executive Officer and Director      1996
Bernd Meier....................    48     Chief Operations Officer, Managing Director of       1992
                                          SCM Microsystems GmbH and Director
Friedrich Bornikoel(1).........    48     Director                                             1993
Randall Lunn(2)................    47     Director                                             1993
Poh Chuan Ng(2)................    36     Director                                             1995
Andrew Vought(1)(2)............    43     Director                                             1996

---------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

     Robert Schneider founded the Company in May 1990 as President, Chief Executive Officer, General Manager and Chairman of the Board. Mr. Schneider is currently Chairman of the Board and serves as a Managing Director of the Company's German subsidiary. Mr. Schneider holds a degree in engineering from HTBL Salzburg and a B.A. degree from the Akademie for Business Administration in Uberlinger.

     Steven Humphreys joined the Company in July 1996 as President and Chairman of the Board. Mr. Humphreys currently is President, Chief Executive Officer and a Director of the Company. From April 1994 until February 1996, Mr. Humphreys was President of Caere Corporation, an optical character recognition software and systems company. From November 1990 until March 1994, he was Vice President of General Electric Information Services, an electronic commerce services provider. Mr. Humphreys holds a B.S. degree from Yale University and a M.S. degree and a M.B.A. degree from Stanford University.

     Bernd Meier joined the Company in January 1992 as General Manager and as a Director of the Company. Mr. Meier is currently the Chief Operations Officer, a Director of the Company and a Managing Director of the Company's German subsidiary. Mr. Meier holds a degree in engineering from Fachhochschule Deiburg.

     Friedrich Bornikoel has served as a Director of the Company since September 1993. Mr. Bornikoel joined TVM techno Venture Management GmbH, a venture capital firm, in July 1987 and has been a Partner since 1990. Mr. Bornikoel is a director of several privately held companies. Mr. Bornikoel holds a Masters degree in Physics from the Technical University of Munich.

     Randall Lunn has served as a Director of the Company since November 1993. Mr. Lunn has been a Partner of TVM Techno Venture Management, L.P., a venture capital firm, since May 1990. Mr. Lunn is a director of several privately held companies. Mr. Lunn holds a B.A. degree, a B.S. degree in Engineering and a M.B.A. degree from Dartmouth College.

     Poh Chuan Ng has served as a Director of the Company since June 1995. Mr. Ng is currently a Managing Director and Chairman of the Board of Global Team Technology Pte. Ltd., a manufacturer's representative for computer products. From September 1994 through May 1997. Mr. Ng served as Director, Business Development at ICS, a contract manufacturing company and developer of communications products. Prior to joining ICS, Mr. Ng was a product engineering managing for Compaq Computer Corp. Mr. Ng is a director of several privately held companies. Mr. Ng holds a B.S.E. degree from the National University of Singapore.

     Andrew Vought has served as a Director of the Company since March 1996. Mr. Vought is currently a Senior Vice President and Chief Financial Officer of Virata Corporation, an ATM networking equipment company. From January 1995 through May 1996, Mr. Vought was a partner of Cheyenne Capital Corporation. Prior to joining Cheyenne Capital Corporation, Mr. Vought was Vice President, Chief Financial Officer and Secretary of MicroPower Systems, Inc., an analog and mixed signal semiconductor company, from May 1990 until April 1994. Mr. Vought is a director of several privately held companies. Mr. Vought holds a B.S. degree and a B.A. degree from the University of Pennsylvania and a M.B.A. degree from Harvard University.

     There are no family relationships among the nominees named above or the executive officers of the Company.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     At the Annual Meeting, the seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected to the Company's Board of Directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted for purposes of whether quorum is present at the Annual Meeting. In the absence of precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                       THE SEVEN NOMINEES TO THE BOARD OF
                             DIRECTORS NAMED ABOVE

                   MATTERS RELATING TO THE BOARD OF DIRECTORS

BOARD MEETINGS

     The Board of Directors of the Company held a total of 11 meetings during the year ended December 31, 1997. During 1997, no director attended fewer than 75% of the total number of meetings of the Company's Board of Directors held during the period for which he served as a director, and the total number of meetings held by the committees of the Board of Directors on which he served during the period for which he served as a director.

BOARD COMMITTEES AND COMMITTEE MEETINGS

     In March 1997, the Board established an Audit Committee and a Compensation Committee. The Audit Committee, currently comprised of directors Randall Lunn, Poh Chuan Ng and Andrew Vought, recommends to the Board of Directors the engagement of the Company's independent accountants and reviews with the accountants the plan, scope and results of their examination of the consolidated financial statements. The Audit Committee held one meeting during 1997. The Compensation Committee, currently comprised of directors Friedrich Bornikoel and Andrew Vought, reviews and makes recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of, and consultants to, the Company. In addition, the Compensation Committee administers the Company's stock option plans and stock purchase plans. The Compensation Committee held one meeting during 1997.

     The Company does not have a standing nominating committee. Nominations for the election of directors at the Annual Meeting, therefore, were made by the Company's Board of Directors.

SUMMARY OF DIRECTOR COMPENSATION

     Each nonemployee member of the Company's Board of Directors (each, an "Outside Director") receives an annual fee of $10,000, plus an additional $1,000 for each meeting of the Board of Directors attended in person, for their services as a director of the Company. Prior to April 1997, directors of the Company did not receive compensation for services as directors.

     The Company has adopted a 1997 Director Option Plan (the "Director Plan") under which a total of 50,000 shares of the Company's Common Stock has been reserved for issuance. The Director Plan provides that an annual increase will be made in the number of shares of the Company's Common Stock reserved for issuance thereunder on each anniversary date of adoption of the Director Plan, in an amount equal to the number of shares underlying options granted in the immediately preceding year or a lesser amount determined by the Board. Each Outside Director of the Company was granted an initial option to purchase 5,000 shares of the Company's Common Stock upon the effective date of the Director Plan, and each person who becomes an Outside Director after that date will automatically be granted an initial option to purchase 10,000 shares of the Company's Common Stock. In addition, each Outside Director will automatically be granted a subsequent annual option to purchase an additional 5,000 shares of the Company's Common Stock under the Director Plan on the date of each annual meeting of stockholders. All such options have an exercise price equal to the fair market value of the Company's Common Stock at the date of grant, have a term of ten years and vest monthly over one year from the date of grant. Options granted under the Director Plan are not transferable unless approved by the Board of Directors. The Company's Director Plan will terminate in 2007.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

    PROPOSAL TO APPROVE THE MATERIAL TERMS OF THE COMPANY'S 1997 STOCK PLAN
            FOR CERTAIN TAX PURPOSES AND TO APPROVE THE ADOPTION OF
                      AN AMENDMENT TO THE 1997 STOCK PLAN

     The Company's 1997 Stock Plan (the "1997 Stock Plan") was adopted by the Company's Board of Directors in March 1997 and approved by the stockholders of the Company in April 1997. Unless terminated sooner, the 1997 Stock Plan will terminate automatically in March 2007. A total of 1,335,950 shares of the Company's Common Stock are currently reserved for issuance under the 1997 Stock Plan. In addition, the terms of the 1997 Stock Plan provide for an automatic annual increase in the number of shares reserved for issuance thereunder on each anniversary date of its adoption, in an amount equal to the lesser of (i) 500,000 shares, (ii) three percent of the outstanding shares on such date, or
(iii) a lesser amount determined by the Board of Directors. As of the Record Date, options or rights to purchase an aggregate of 650,500 shares of the Company's Common Stock, having a weighted average exercise or purchase price of $9.93 per share and expiring from April 4, 2007, were outstanding under the 1997 Stock Plan, excluding options outstanding under the Company's French Plan (as defined below). See "Proposal to Approve the Adoption of the Company's 1997 French Stock Option Plan" below.

     On April 30, 1998, the Board of Directors unanimously adopted resolutions declaring it advisable and in the best interests of the Company and its stockholders to amend the 1997 Stock Plan to reserve an additional 350,000 shares of the Company's Common Stock for issuance thereunder, thereby increasing the number of shares of the Company's Common Stock reserved for issuance thereunder from 1,335,950 shares to 1,685,950 shares. The foregoing resolutions further directed that the proposed amendment to the 1997 Stock Plan be submitted to the stockholders of the Company for their approval at the Annual Meeting. Accordingly, at the Annual Meeting the Company's stockholders will be asked to approve the proposed amendment to the 1997 Stock Plan described above. Although the terms of the 1997 Stock Plan provide for an automatic annual increase in the number of shares reserved for issuance thereunder, the Company believes that the additional increase proposed herein is necessary to provide an adequate reserve to enable the Company to provide equity incentives to groups of employees hired by the Company in connection with previously announced and potential future acquisitions. In this regard, the Company believes that its ability to grant options and other rights under the 1997 Stock Plan will be important to its success in attracting acquisition partners and retaining the experienced and qualified employees of newly-acquired companies. A copy of the 1997 Stock Plan, as in effect before incorporating the amendment contemplated by the foregoing proposal, is attached as an exhibit to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on or about March 10, 1998, and the description herein is qualified in its entirety by reference thereto.

     In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Grants under the 1997 Stock Plan will not be subject to the deduction limitation if the stockholders approve, at the Annual Meeting, the material terms of the 1997 Stock Plan for purposes of Section 162(m) of the Code, including the option grant limitations described below. Accordingly, at the Annual Meeting, the stockholders will be asked to approve the material terms of the 1997 Stock Plan, including, without limitation, the share limitations described below, for purposes of Section 162(m) of the Code.

SUMMARY OF TERMS OF 1997 STOCK PLAN

     The purpose of the 1997 Stock Plan is to attract and retain the best available persons for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. The 1997 Stock Plan provides for the granting to employees of "incentive stock options" within the meaning of Section 422 of the Code, and for the granting to of nonstatutory stock options and stock purchase rights ("SPRs") to the Company's employees, directors and consultants. The material features of the 1997 Stock Plan are outlined below.

     Administration. The 1997 Stock Plan may be administered by the Board of Directors or a committee of the Board of Directors (the "Plan Administrator"), which Committee shall, in the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, consist of two or more "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The Plan Administrator has the power to amend, suspend or terminate the 1997 Stock Plan (provided that no such action may affect any share of Common Stock previously issued and sold or any option or SPR previously granted under the 1997 Stock Plan), to determine the terms of the options and SPRs granted thereunder, including the exercise price therefor, the number of shares subject thereto, the exercisability thereof, and the form of consideration payable upon such exercise. In addition, the Plan Administrator has the authority to prescribe, amend and rescind rules and regulations relating to the 1997 Stock Plan. Pursuant to this authority, the Board of Directors has approved the 1997 Stock Option Plan for French Employees in April 1997, pursuant to which stock options that qualify for preferential tax treatment under French tax law may be granted. See "Proposal to Approve the Adoption of the Company's French Plan."

     Eligibility. Nonstatutory stock options and SPRs may be granted under the 1997 Stock Plan to employees, directors and consultants of the Company or any parent or subsidiary of the Company. Incentive stock options may be granted only to employees of the Company or any parent or subsidiary of the Company.

     Limitations. Section 162(m) of the Code imposes limitations on the deductibility, for United States federal income tax purposes, of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and SPRs granted to such persons, the terms of the 1997 Stock Plan provide that no employee or director of, or consultant to, the Company may be granted, in any one fiscal year of the Company, options to purchase more than 100,000 shares of the Company's Common Stock. Notwithstanding the foregoing limitation, however, in connection with any such individual's initial employment by the Company, he or she may be granted options to purchase up to an additional 100,000 shares of the Company's Common Stock.

     Terms of Options. Each option granted under the 1997 Stock Plan is evidenced by a written stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

          Exercise Price. The exercise price of options granted under the 1997 Stock Plan is determined by the Plan Administrator at the time the options are granted. The exercise of an incentive stock option granted under the 1997 Stock Plan may not be less than 100% of the fair market value of the Company's Common Stock on the date such option is granted; provided, however, that the exercise of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Company's Common Stock on the date such option is granted. The fair market value of the Company's Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. The exercise price of a nonstatutory stock option granted under the 1997 Stock Plan is also determined by the Plan Administrator; provided however, that the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant.

          Exercise of Option. The Plan Administrator determines when options granted under the 1997 Stock Plan become exercisable, and may in its discretion, accelerate the vesting of any outstanding option.

          Form of Consideration. The means of payment for shares issued upon exercise of an option granted under the 1997 Stock Plan is specified in each option agreement relating thereto. The 1997 Stock Plan permits payment to be made by cash, check, promissory note, other shares of the Company's Common Stock (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination of the foregoing methods of payment.

          Term of Option. The term of options granted under the 1997 Stock Plan are set forth in the stock option agreement relating thereto. The term of incentive stock options granted under the 1997 Stock Plan, however, may be no more than ten years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% stockholder, the term of such option may be no more than five years from the date of grant. No option granted under the 1997 Stock Plan may be exercised after the expiration of its term.

          Termination of Employment. If an optionee's employment, directorship or consulting relationship with the Company is terminated for any reason (other than death or disability of the optionee), then the optionee may exercise his or her options granted under the 1997 Stock Plan within any such period as may be specified in the stock option agreement relating to such options, but only to the extent that such options are vested on the date of termination. In the absence of a specified time in the stock option agreement relating to any such options, the optionee may exercise such options within the three-month period immediately following the date of termination.

          Permanent Disability. If an optionee's employment, directorship or consulting relationship with the Company is terminated as a result of the optionee's permanent disability (as defined in Section 22(e)(3) of the Code), then the optionee may exercise his or her options granted under the 1997 Stock Plan within any such period as may be specified in the stock option agreement relating to such options, but only to the extent that such options are vested on the date of termination. In the absence of a specified time in the stock option agreement relating to any such options, the optionee may exercise such options within the twelve-month period immediately following the date of termination.

          Death. If an optionee's employment, directorship or consulting relationship with the Company is terminated as a result of the optionee's death, then the optionee's estate or any other person who acquires the right to exercise such options by bequest or inheritance may exercise the optionee's options granted under the 1997 Stock Plan within any such period as may be specified in the stock option agreement relating to such options, but only to the extent that such options are vested on the date of termination. In the absence of a specified time in the stock option agreement relating to any such options, such parties may exercise such options within the twelve-month period immediately following the date of the optionee's death.

          Nontransferability of Options. Unless otherwise determined by the Plan Administrator, options granted under the 1997 Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          Other Provisions. The stock option agreements relating to an options granted under the 1997 Stock Plan may contain other terms, provisions and conditions not inconsistent with the 1997 Stock Plan as may be determined by the Plan Administrator.

     Terms of Stock Purchase Rights. SPRs give the recipient the right to purchase shares of the Company's Common Stock pursuant to a restricted stock purchase agreement between the Company and the recipient. Unless the Plan Administrator otherwise determines, the restricted stock purchase agreement gives the Company an option, exercisable upon the voluntary or involuntary termination of the recipient's employment or consulting relationship with the Company for any reason (including death and disability), to repurchase the shares sold to the recipient of an SPR granted under the 1997 Stock Plan for the original purchase price paid by the recipient. The Company's repurchase option lapses at a rate determined by the Plan Administrator. An SPR, and the shares of stock acquired pursuant thereto, are generally nontransferable (other than by will or the laws of descent and distribution) until the Company's repurchase option lapses with respect thereto.

     Adjustments Upon Changes in Capitalization. In the event of a change in the Company's capitalization as a result of any stock split, reverse stock split, stock dividend, combination, reclassification or any other similar changes in the capital structure of the Company effected without the receipt of consideration by the Company, appropriate adjustments will be made in the number and class of shares of stock subject to the 1997 Stock Plan, the number and class of shares of stock subject to any option or SPR outstanding under the 1997 Stock Plan, and the exercise price of any such options or SPRs. In the event of a proposed liquidation or dissolution of the Company, the Plan Administrator will notify all holders of options and SPRs in advance of such liquidation or dissolution, and any options or SPRs granted under the 1997 Stock Plan but not exercised prior to such liquidation or dissolution will terminate. The Plan Administrator may, in its discretion, provide that all optionees will fully vest in and have the right to exercise any and all options granted to such optionee under the 1997 Stock Plan, and shall release all restrictions on any restricted stock sold to such optionee pursuant to the exercise of any SPRs granted under the 1997 Stock Plan, prior to the consummation of the liquidation or dissolution.

     Merger; Sale of Assets. In the event of a merger of the Company with another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option or SPR granted under the 1997 Stock Plan will be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume such options or SPRs, or to substitute substantially equivalent options or rights, however, the optionee will fully vest in and have the right to exercise any and all options granted to such optionee under the 1997 Stock Plan, and any restrictions shall lapse with respect to restricted stock sold to such optionee pursuant to the exercise of any SPRs granted under the 1997 Stock Plan. In such event, the Plan Administrator shall notify the optionee that the option or SPR is fully vested and exercisable for fifteen (15) days from the date of such notice, that the option or SPR will terminate upon expiration of such period, and that all restrictions have lapsed with respect to their restricted shares.

     Amendment and Termination. The Board of Directors of the Company may amend, alter, suspend or terminate the 1997 Stock Plan, or any part thereof, at any time and for any reason. No such action by the Board of Directors may alter or impair any option or SPR previously granted under the 1997 Stock Plan without the written consent of the optionee/recipient. Unless terminated earlier, the 1997 Stock Plan will terminate ten years from the date of its approval by the stockholders or the Company's Board of Directors, whichever is earlier.

FEDERAL INCOME TAX CONSIDERATIONS

     Incentive Stock Options. An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is an officer, director or 10% stockholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes ordinary income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     Stock Purchase Rights. Restricted stock is generally acquired pursuant to SPRs. At the time of acquisition, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the recipient will not generally recognize ordinary income at the time of acquisition. Instead, the recipient will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to reacquire the stock upon the recipient's termination of employment with the Company. At such times, the recipient will recognize ordinary income measured as the difference between the purchase price (if any) and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of acquisition, and his or her recognition of ordinary income, if any, and may begin the capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS, AND UPON RECIPIENTS OF SPRS, UNDER THE 1997 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S, DIRECTOR'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE, DIRECTOR OR CONSULTANT MAY RESIDE.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting and voting with respect to this proposal will be required to approve the proposed amendment to the 1997 Stock Plan.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                     APPROVAL OF THE MATERIAL TERMS OF THE
                       COMPANY'S 1997 STOCK PLAN AND THE
                             PROPOSED AMENDMENT TO
                              THE 1997 STOCK PLAN

                      PROPOSAL TO APPROVE THE ADOPTION OF
                  THE COMPANY'S 1997 FRENCH STOCK OPTION PLAN

     The Company's 1997 Stock Option Plan for French Employees (the "French Plan"), a plan created under the 1997 Stock Plan, was adopted by the Plan Administrator in April 1997 pursuant to its authority under the 1997 Stock Plan. The Company adopted the French Plan to provide the means for granting options to certain employees of the Company residing in the Republic of France that qualify for preferential tax treatment under French tax laws. Unless terminated sooner, the French Plan will terminate automatically upon the earlier to occur of (i) April 2002, or (ii) the termination of the 1997 Stock Plan. The French Plan shares the same pool of reserved shares reserved for issuance under the 1997 Stock Plan and, therefore, there are currently 1,335,950 shares of the Company's Common Stock jointly reserved for issuance under the 1997 Stock Plan and the French Plan. If the stockholders approve the proposed amendment to the 1997 Stock Plan described herein at the Annual Meeting, however, there will be 1,685,950 shares of the Company's Common Stock jointly reserved for issuance under the 1997 Stock Plan and the French Plan. In addition, since the terms of the 1997 Stock Plan provide for an automatic annual increase in the number of shares reserved for issuance thereunder on each anniversary date of its adoption, in an amount equal to the lesser of (i) 500,000 shares, (ii) three percent of the outstanding shares on such date, or (iii) a lesser amount determined by the Board of Directors, the number of shares reserved for issuance under the French Plan will increase correspondingly. As of the Record Date, options to purchase an aggregate of 94,000 shares of the Company's Common Stock, having a weighted average exercise price of $10.12 per share and expiring from June 10, 2007, were outstanding under the French Plan and, including the options outstanding under the French Plan, an aggregate of 744,500 shares of the Company's Common Stock, having a weighted average exercise price of $9.95 per share and expiring from April 4, 2007, were outstanding under the 1997 Stock Plan. At the Annual Meeting the Company's stockholders will be asked to approve the French Plan described above. A copy of the French Plan is attached as an exhibit to the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on or about March 10, 1998, and the description herein is qualified in its entirety by reference thereto.

SUMMARY OF TERMS OF FRENCH PLAN

     The purpose of the French Plan is to attract and retain the best available persons for positions of substantial responsibility with the Company, to provide additional incentive to the French employees of the Company and to promote the success of the Company's business and the business of its French subsidiary. The French Plan provides for the granting of options to certain employees of any of the Company's subsidiaries who reside in the Republic of France. The material features of the French Plan are outlined below.

     Administration. The French Plan is administered by Plan Administrator of the 1997 Stock Plan, which has the power to amend, suspend or terminate the French Plan (provided that no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the French
Plan), to determine the terms of the options granted thereunder, including the exercise price therefor, the number of shares subject thereto, the exercisability thereof, and the form of consideration payable upon such exercise. In addition, the Plan Administrator has the authority to prescribe, amend and rescind rules and regulations relating to the French Plan.

     Eligibility. Options may be granted under the French Plan to salaried employees of any subsidiary of the Company who reside in the Republic of France and who control less than ten percent of the voting power of all classes of capital stock of the Company, its parent or any of its subsidiaries (each, a "Qualifying French Employee"). In addition, options may be granted under the French Plan to the President Directoire General, the Director General and any other director of any subsidiary of the Company who is also a Qualifying French Employee.

     Terms of Options. Each option granted under the French Plan is evidenced by a written stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

          Exercise Price. The exercise price of options granted under the French Plan is determined by the Plan Administrator at the time the options are granted. The exercise of an option granted under the French Plan may must be 100% of the fair market value of the Company's Common Stock on the date such option is granted. The fair market value of the Company's Common Stock is generally determined with reference to the average quotation price for the Common Stock (or the average closing bid price if no sales were reported) for the twenty-day period immediately prior to the date the option is granted.

          Exercise of Option. The Plan Administrator determines when options granted under the French Plan become exercisable, and may in its discretion, accelerate the vesting of any outstanding option.

          Form of Consideration. The means of payment for shares issued upon exercise of an option granted under the French Plan is specified in each option agreement relating thereto. The French Plan permits payment to be made by cash, check or wire transfer (denominated in U.S. dollars), cashless exercise, or any combination of the foregoing methods of payment.

          Term of Option. The term of options granted under the French Plan is set forth in the stock option agreement relating thereto; provided, however, the term of options may be no more than ten years from the date of grant. No option granted under the French Plan may be exercised after the expiration of its term.

          Termination of Employment. If an optionee's employment relationship with the Company is terminated for any reason (other than death or disability of the optionee), then the optionee may exercise his or her options granted under the French Plan within the thirty-day period immediately following such termination (or any such longer period of time as may be permitted by the Plan Administrator but not exceeding three months), but only to the extent that such options are vested on the date of termination. Notwithstanding the foregoing, in no event may options granted under the French Plan be exercised later than the expiration of the term of any such option.

          Permanent Disability. If an optionee's employment relationship with the Company is terminated as a result of the optionee's permanent disability (as defined in applicable laws of the Republic of France), then the optionee may exercise his or her options granted under the French Plan within the six-month period immediately following the date of termination, but only to the extent that such options are vested on the date of termination. Notwithstanding the foregoing, in no event may options granted under the French Plan be exercised later than the expiration of the term of any such option.

          Death. If an optionee's employment relationship with the Company is terminated as a result of the optionee's death, then the optionee's estate or any other person who acquires the right to exercise such options by bequest or inheritance may exercise the optionee's options granted under the French Plan within the six-month period immediately following the date of the optionee's death, but only to the extent that such options are vested on the date of the optionee's death. Notwithstanding the foregoing, in no event may options granted under the French Plan be exercised later than the expiration of the term of any such option.

          Nontransferability of Options. Unless otherwise determined by the Plan Administrator, options granted under the French Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          Other Provisions. The stock option agreements relating to an options granted under the French Plan may contain other terms, provisions and conditions not inconsistent with the French Plan as may be determined by the Plan Administrator.

     Adjustments Upon Changes in Capitalization. In the event of a change in the Company's capitalization as a result of any stock split, reverse stock split, stock dividend, combination, reclassification or any other similar changes in the capital structure of the Company effected without the receipt of consideration by the Company, appropriate adjustments will be made in the number and class of shares of stock subject to the

French Plan, the number and class of shares of stock subject to any option outstanding under the French Plan, and the exercise price of any such options. In the event of a proposed liquidation or dissolution of the Company, the Plan Administrator will notify all holders of options in advance of such liquidation or dissolution, and any options granted under the French Plan but not exercised prior to such liquidation or dissolution will terminate. The Plan Administrator may, in its discretion, provide that all optionees will fully vest in and have the right to exercise any and all options granted to such optionee under the French Plan prior to the consummation of the liquidation or dissolution.

     Merger. In the event of a merger of the Company with another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option granted under the French Plan will be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume such options, or to substitute substantially equivalent options, however, the optionee will fully vest in and have the right to exercise any and all options granted to such optionee under the French Plan. In such event, the Plan Administrator shall notify the optionee that the option is fully vested and exercisable for fifteen (15) days from the date of such notice, that the option will terminate upon expiration of such period.

     Amendment and Termination. The Board of Directors of the Company may amend, alter, suspend or terminate the French Plan, or any part thereof, at any time and for any reason. No such action by the Board of Directors may alter or impair any option previously granted under the French Plan without the written consent of the optionee/recipient. Unless terminated earlier, the French Plan will terminate upon the earlier to occur of (i) five years from the date of its approval by the stockholders or the Company's Board of Directors, whichever is earlier, or (ii) the termination of the 1997 Stock Plan.

TAX CONSIDERATIONS

     If the French Plan is approved by the stockholders at the Annual Meeting, an optionee will generally not recognize any taxable income at the time an option is granted under the French Plan or upon its exercise. Upon a disposition of the shares of Common Stock acquired upon exercise at least five (5) years after the date of grant of the option (the "Tax Holding Period"), the optionee will recognize taxable income equal to the difference on the date of exercise between the exercise price of the option and the fair market value of the shares of Common Stock acquired upon the exercise (the "Spread"). Upon a disposition of the shares acquired upon exercise prior to the expiration of the Tax Holding Period, the Spread will be taxed as salary income, as discussed below. In either case, the Spread will be taxed at a special capital gains rate of 40%. Any additional gains will be taxed at a capital gains rate of 26%.

     If the French Plan is not approved by the stockholders at the Annual Meeting, an optionee under the French Plan will not recognize any taxable income at the time an option is granted under the French plan. Upon the exercise of any such option, however, the optionee will recognize salary income measured by the Spread, which will be subject to personal income and social taxes. Any additional gains realized by the optionee upon disposition of the shares of Common Stock acquired upon exercise will be taxed as capital gains.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy at the Annual Meeting and voting with respect to this proposal will be required to approve the adoption of the French Plan.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        APPROVAL OF THE ADOPTION OF THE
                             COMPANY'S FRENCH PLAN

                     PROPOSAL TO RATIFY THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's Board of Directors has appointed KPMG Peat Marwick LLP, independent accountants, to audit the financial statements of the Company for the current year ending December 31, 1998. KPMG Peat Marwick LLP has audited the Company's consolidated financial statements since 1994. At the Annual Meeting, the Company's stockholders are being asked to ratify the appointment of KPMG Peat Marwick LLP as independent accountants to audit the financial statements of the Company for the current fiscal year ending December 31, 1998. The Company expects that a representative of KPMG Peat Marwick LLP will be available at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to any appropriate questions. In the event that the Company's stockholders fail to ratify the appointment of KPMG Peat Marwick LLP as independent accountants to audit the Company's financial statements for the current year ending December 31, 1998, the Company's Board of Directors will reconsider its selection.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting and voting with respect to this proposal will be required to approve the proposed ratification of KPMG Peat Marwick LLP, independent accountants, to audit the financial statements of the Company for the current year ending December 31, 1998.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                       RATIFICATION OF THE APPOINTMENT OF
                             KPMG PEAT MARWICK LLP

                            SECURITIES OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of the Record Date for:
(i) each person or entity known by the Company to beneficially own five percent or more of the outstanding Common Stock of the Company; (ii) each of the Company's directors; (iii) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers whose salary and bonus during 1997 exceeded $100,000 (collectively, the "Named Executive Officers"); and (iv) all directors and executive officers of the Company as a group.

                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
                  NAME OF BENEFICIAL OWNER                     NUMBER      PERCENT
                  ------------------------                    ---------    -------
Robert Schneider(2).........................................    483,194      3.8
  c/o SCM Microsystems GmbH
  Luitpoldstrasse 6
  D-85276 Pfaffenhofen Germany
Bernd Meier(3)..............................................    352,058      2.7
  c/o SCM Microsystems GmbH
  Luitpoldstrasse 6
  D-85276 Pfaffenhofen Germany
Steven Humphreys(4).........................................    216,570      1.7
John Niedermaier(5).........................................     10,000        *
Nicholas Efthymiou(6).......................................    126,312      1.0
Friedrich Bornikoel(7)......................................    514,557      4.0
Bruce Graham................................................         --        *
Randall Lunn(8).............................................    474,857      3.7
Poh Chuan Ng(9).............................................      5,000        *
Andrew Vought...............................................      5,000        *
All directors and executive officers as a group (12
  persons)(10)..............................................  1,617,669     12.6

---------------
  *  Less than one percent.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable but not necessarily vested within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

 (2) Includes: (i) 23,510 shares held by Robert Schneider's wife, Ursula Schneider, and (ii) options to purchase 9,479 shares and 271 shares of Common Stock exercisable within 60 days of the Record Date held by Robert Schneider and Ursula Schneider, respectively.

 (3) Includes: (i) 16,005 shares held by Bernd Meier's wife, Sonja Meier, (ii) 61,064 shares held in trust for Nicholas Efthymiou and (iii) options to purchase 9,479 shares and 271 shares of Common Stock exercisable within 60 days of the Record Date held by Bernd Meier and Sonja Meier, respectively.

 (4) Includes options to purchase 216,570 shares of Common Stock exercisable within 60 days of the Record Date, 78,285 of which will be vested as of such date and the remainder of which will be subject to repurchase by the Company until vested.

 (5) Includes options to purchase 10,000 shares of Common Stock exercisable within 60 days of the Record Date.

 (6) Includes 61,064 shares held by Bernd Meier in trust for the benefit of Mr. Efthymiou.

 (7) Includes 469,857 shares held by TVM Techno Venture Management GmbH. Mr. Bornikoel is a partner of TVM Techno Venture Management GmbH. Mr. Bornikoel disclaims beneficial ownership of shares beneficially owned by such entity except to the extent of his pecuniary interest therein TVM Techno Venture Management provides certain advisory services to (APM) AlpinvestInternational B.V. but disclaims beneficial ownership of shares held by such entity.

 (8) Includes 469,857 shares held by TVM Techno Venture Management GmbH. Mr. Lunn is a partner of TVM Techno Venture Management L.P. Mr. Lunn disclaims beneficial ownership of shares beneficially owned by such entity except to the extent of his pecuniary interest therein and (ii) options to purchase 5,000 shares of Common Stock exercisable within 60 days of the Record Date. TVM Techno Venture Management provides certain advisory services to (APM) AlpinvestInternational B.V. but disclaims beneficial ownership of shares held by such entity.

 (9) Includes options to purchase 5,000 shares of Common Stock exercisable within 60 days of the Record Date.

(10) Includes shares and exercisable options and warrants which may be deemed to be beneficially owned by certain directors and executive officers. See Notes 2-9 above.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% stockholders"), to file certain reports of ownership with the Securities and Exchange Commission (the "Commission") and with the National Association of Securities Dealers. Such officers, directors and 10% stockholders are also required by the Commission's rules and regulations to provide the Company with copies of all forms that they file under Section 16(a) of the Exchange Act. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that, during the period from January 1, 1997 to December 31, 1997, its executive officers, directors and 10% stockholders filed all required reports under Section 16(a) of the Exchange Act on a timely basis.

                              CERTAIN TRANSACTIONS

     From time to time, Robert Schneider loaned to the Company various amounts up to approximately DM 240,000 (approximately $145,000). These loans accrued interest at 8.5% per annum and were due on demand. As of December 31, 1996, the amount outstanding under these loans was approximately DM 100,000 (approximately $69,000) and, as of December 31, 1997, all such loans had been repaid.

     During 1995, 1996 and 1997, the Company purchased contract manufacturing services totaling $3.5 million, $3.3 million and $3.4 million, respectively, from Intellicard Systems Pte. Ltd. ("ICS"). Poh Chuan Ng, a director of the Company, served as the Director, Business Development for ICS from September 1994 through May 1997. The Company recently completed the acquisition of ICS.

     The Company's Bylaws provide that the Company is required to indemnify its officers and directors to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary, and that the Company is required to advance expenses to its officers and directors as incurred. Further, the Company has entered into indemnification agreements with its officers and directors. The Company believes that its charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE OFFICER COMPENSATION

     The following table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company in all capacities to, the Named Executive Officers during 1996 and 1997.

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                      ANNUAL COMPENSATION      SECURITIES     ALL OTHER
                                                     ----------------------    UNDERLYING    COMPENSATION
        NAME AND PRINCIPAL POSITION           YEAR   SALARY ($)   BONUS ($)   OPTIONS (#)        ($)
        ---------------------------           ----   ----------   ---------   ------------   ------------
Robert Schneider............................  1997    190,000       60,000      120,000          1,935(1)
  Executive Chairman and Managing Director    1996    154,800       84,415       50,577          1,935(1)
  of German subsidiary
Steven Humphreys(3).........................  1997    190,000       60,000           --             --
  President and Chief Executive Officer       1996     76,064       17,258      276,570          1,935(1)
Bernd Meier.................................  1997    190,000       78,000      120,000          1,935(1)
  Chief Operations Officer and Managing       1996    154,800      125,807      201,026          1,935(1)
  Director of German subsidiary
Nicholas Efthymiou..........................  1997    118,333       25,344       50,000          4,737(2)
  Vice President, U.S. Sales and Business     1996    100,000       30,458       75,544         11,357(2)
  Development
John Niedermaier(4).........................  1997    108,750       20,164       80,000             --
  Vice President, Finance and Chief           1996         --           --           --             --
  Financial Officer

---------------
(1) Represents payments of life insurance premiums.

(2) Represents payments of a housing and auto allowance of $4,707 and $11,327 for 1997 and 1996, respectively, and life insurance premiums of $30 for both 1997 and 1996.

(3) Mr. Humphreys began working at the Company in July 1996.

(4) Mr. Niedermaier began working at the Company in April, 1997.

SUMMARY OF STOCK OPTION GRANTS

     The following table sets forth certain information concerning stock options granted during 1997 to each of the Named Executive Officers.

                                           INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE VALUE
                       ---------------------------------------------------------     AT ASSUMED ANNUAL RATES
                       NUMBER OF                                                          OF STOCK PRICE
                       SECURITIES    PERCENT OF TOTAL    EXERCISE                          APPRECIATION
                       UNDERLYING    OPTIONS GRANTED     PRICE PER                     FOR OPTION TERM (2)
                        OPTIONS      TO EMPLOYEES IN       SHARE      EXPIRATION    --------------------------
        NAME            GRANTED            1997             ($)        DATE (1)       5% ($)        10% ($)
        ----           ----------    ----------------    ---------    ----------    ----------    ------------
Robert Schneider.....    35,000            4.35            8.10       6/10/2007      178,500         450,450
                         85,000           10.57            9.50       8/11/2007      508,300       1,283,500
Steven Humphreys.....        --              --              --              --           --              --
Bernd Meier..........    35,000            4.35            8.10       6/10/2007      178,500         450,450
                         85,000           10.57            9.50       8/11/2007      508,300       1,283,500
Nicholas Efthymiou...    50,000            6.22            9.50       8/11/2007      299,000         755,000
John Niedermaier.....    80,000            9.94            5.72        4/4/2007      288,000         727,200

---------------
(1) Options generally vest as to 25% of the shares one year from the date of grant and monthly thereafter for the succeeding 36 months. Options may generally be exercised ahead of vesting, subject to a right of the Company to repurchase the unvested portion of the shares if the optionee's status as an employee or consultant is terminated or upon the optionee's death or disability prior to the shares vesting.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the Company's future Common Stock prices. The actual value realized may be greater or less than the potential realizable values set forth in the table.

SUMMARY OF OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth the year-end value of unexercised options held by each of the Named Executive Officers as of December 31, 1997:

                                                    NUMBER OF SECURITIES         VALUE (1) OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                                  OPTIONS AT YEAR-END(#):              YEAR-END($):
                     NAME                       EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE(2)
                     ----                       ----------------------------   ----------------------------
Robert Schneider..............................        0/120,000                      0/1,789,000
Steven Humphreys..............................     97,952/178,618                2,341,052/4,268,970
Bernd Meier...................................        0/120,000                      0/1,789,000
Nicholas Efthymiou............................        0/50,000                        0/725,000
John Niedermaier..............................        0/80,000                       0/1,462,400

---------------
(1) Options are generally exercisable by the optionee ahead of vesting. Unvested shares purchased on exercise of an option are subject to a repurchase right of the Company, and may not be sold by an optionee until the shares vest. Options indicated as "Exercisable" are those options which were both vested and exercisable as of December 31, 1997. All other options are indicated as "Unexercisable."

(2) Market value of underlying securities at year-end minus the exercise price.

EMPLOYMENT CONTRACTS

     The Company's German subsidiary has entered into substantially similar employment agreements with each of Messrs. Schneider and Meier pursuant to which each serves as a Managing Director of the subsidiary. Each agreement continues for an indefinite term and each party may terminate the agreement at any time with six months notice. Each executive receives an annual base salary of $190,000 and an annual target bonus of $75,000, payable based upon achievement of performance objectives. Furthermore, each executive is subject to a non-compete provision for a period of one year after the termination of employment.

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews and approves the Company's compensation policies. The following is the report of the Compensation Committee describing the compensation policies applicable to the compensation of the Company's executive officers for their services to the Company during 1997.

     Compensation Philosophy. The Company's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's stockholders. To achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive total compensation at risk, with payment of that portion tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Compensation Committee currently uses salary, incentive bonuses and stock options to meet these goals.

     Base Salary. The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace. The Compensation Committee reviewed and approved fiscal 1997 base salaries for the Chief Executive Officer and other executive officers at the beginning of fiscal 1997. In establishing base salaries of executive officers, the Compensation Committee evaluates each executive's salary history, scope of responsibility at the Company, prior experience, past performance for the Company and recommendations from management. The Compensation Committee also takes into account the salaries for similar positions at comparable companies in the Company's industry, based on each individual Committee member's industry experience. In reviewing and setting base salaries for executive officers, the Compensation Committee focused on each executive's historical salary level, which in most instances was based upon the date on which the executive was hired by the Company, the executive's prior performance with the Company and expected contribution to the Company's future success. In making its salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

     Incentive Bonuses. Each executive officer's annual bonus is based on qualitative and quantitative factors and is intended to motivate and reward executive officers by directly linking the amount of the bonus to performance targets. In addition, incentive bonuses for executive officers are intended to reflect the Compensation Committee's belief that the compensation of each executive officer should be contingent upon the overall performance of the Company. To carry out this philosophy, the Company's Board of Directors reviews and approves the financial goals for the fiscal year. The Compensation Committee evaluates the overall performance of the Company and approves performance bonuses based on the extent to which the goals of the Board of Directors have been achieved.

     Equity Incentives. The Compensation Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. The Company provides long-term incentives to its Chief Executive Officer and its other executive officers through its 1997 Stock Plan (the "Plan"). The purpose of the Plan is to attract and retain the best employee talent available and to create a direct link between compensation and the long-term performance of the Company. The Compensation Committee believes that stock options directly motivate its executive officers to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Board of Directors considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals.

     CEO Compensation. The compensation of Mr. Humphreys, the Chief Executive Officer of the Company, consists of base salary, an annual bonus and stock options. The Compensation Committee established Mr. Humphreys' base salary at $190,000 based upon the improvement in the financial performance of the Company in 1996 and the Compensation Committee's knowledge of increased base salary levels for similar positions in the industry. In May 1998, Mr. Humphreys was awarded an incentive bonus of $60,000 based on the financial and operational performance of the Company during 1997.

     Compensation of Certain Other Executive Officers. The compensation of Mr. Schneider, the Executive Chairman of the Company and a Managing Director of the Company's German subsidiary, consists of base salary, an annual bonus and stock options. For 1997, the Compensation Committee increased Mr. Schneider's base salary to $190,000 based upon the improvement in the financial performance of the Company in 1996 and the Compensation Committee's knowledge of increased base salary levels for similar positions in the industry. In May 1998, Mr. Schneider was awarded an incentive bonus of $60,000 based on the financial and operational performance of the Company during 1997.

     The compensation of Mr. Meier, the Chief Operations Officer of the Company and a Managing Director of the Company's German subsidiary, consists of base salary, an annual bonus and stock options. For 1997, the Compensation Committee increased Mr. Meier's base salary to $190,000 based upon the improvement in the financial performance of the Company in 1996 and the Compensation Committee's knowledge of increased base salary levels for similar positions in the industry. In May 1998, Mr. Meier was awarded an incentive bonus of $78,000 based on the financial and operational performance of the Company during 1997.

                               PERFORMANCE GRAPH

     The following Performance Graph compares the cumulative total return to stockholders of the Company's Common Stock since October 7, 1997, the date the Company first became subject to the reporting requirements of the Exchange Act, to the cumulative total return over such period of (i) the Standard & Poor's 500 Stock Index, and (ii) the Hambrecht & Quist Technology Index, which is comprised of publicly traded stocks of approximately 275 companies in the computer hardware, computer software, communications, semiconductor and information services industries. The Performance Graph assumes that $100 was invested on October 7, 1997 in the Common Stock of the Company and in each of the comparative indices. The Performance Graph further assumes that such amount was initially invested in the Common Stock of the Company at a price of $13.00 per share, the price at which such stock was first offered to the public by the Company on such date.

                                                              'SCM             HAMBRECHT &
        Measurement Period                                MICROSYSTEMS,           QUIST
      (Fiscal Year Covered)             S & P 500             INC.'            TECHNOLOGY
10/7/97                                    100                 100                 100
Oct-97                                      93                 179                  87
Nov-97                                      97                 200                  86
Dec-97                                      99                 185                  82

     The Company's historic stock price performance is not necessarily indicative of future stock price performance. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any existing or future filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference into any such filing.

                                 OTHER MATTERS

     The Company does not intend to bring any matters before the Annual Meeting other than those set forth herein, and management of the Company has no present knowledge that any other matters will or may be brought before the Annual Meeting by others. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Company's Board of Directors may recommend.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                           SCM MICROSYSTEMS, INC.

                                           John Niedermaier
                                           Secretary

Los Gatos, California
June 5, 1998

                             SCM MICROSYSTEMS, INC.

                                 1997 STOCK PLAN



        1. Purposes of the Plan. The purposes of this Stock Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        - to provide additional incentive to Employees, Directors and Consultants, and

        -       to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the common stock of the Company.

               (g) "Company" means SCM Microsystems, Inc., a Delaware corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (i) "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (r) "Option" means a stock option granted pursuant to the Plan.

               (s) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (t) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

               (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (v) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x) "Plan" means this 1997 Stock Plan.

               (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

               (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

               (cc) "Service Provider" means an Employee, Director or
Consultant.

               (dd) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (ee) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,000,000 Shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) 500,000 Shares, (ii) 3% of the outstanding Shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4. Administration of the Plan.

               (a) Procedure.

                      (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                      (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                      (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                      (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value;

                      (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                      (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                      (iv) to approve forms of agreement for use under the Plan;

                      (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                      (vii) to institute an Option Exchange Program;

                      (viii)to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                      (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                      (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                      (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                      (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                      (xiii)to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6. Limitations.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options:

                      (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 100,000 Shares.

                      (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 100,000 Shares which shall not count against the limit set forth in subsection (i) above.

                      (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                      (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                      (i) In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                      (i) cash;

                      (ii) check;

                      (iii) promissory note;

                      (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                      (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                      (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                      (vii) any combination of the foregoing methods of payment; or

                      (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10. Exercise of Option.


               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason

(including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        16. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                             SCM MICROSYSTEMS, INC.

                   1997 STOCK OPTION PLAN FOR FRENCH EMPLOYEES



1.      Purposes of the Plan.  The purposes of this Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        -       to provide additional incentive to French Employees, and

        - to promote the success of the Company's business and the business of its French subsidiary.

        This Plan is a sub-plan created under and pursuant to the U.S. Plan. Options shall be granted under the Plan at the discretion of the Administrator from the pool of available shares under the U.S. Plan, and are intended to qualify for preferred treatment under French tax laws. Unless otherwise defined herein, the terms defined in the U.S. Plan shall have the same defined meanings in this Plan, and, except as otherwise provided herein, Options granted under this Plan shall be subject to the terms and conditions of the U.S. Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Disability" means total and permanent disability, as defined under Applicable Laws.

               (b) "Employee" means any person employed by a Subsidiary in a salaried position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and who is a resident of the Republic of France.

               (c) "Fair Market Value" means, as of any date, the dollar value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the Nasdaq Stock Market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (d) "Option Price" means the per share price for exercising an Option, determined in accordance with subsection 8(a) of the Plan.

               (e) "Plan" means this SCM Microsystems, Inc. 1997 Stock Option Plan for French Employees.

               (f) "U.S. Plan" means the SCM Microsystems, Inc. 1997 Stock Plan.

        3. Stock Subject to the Plan. The maximum aggregate number of Shares that may be optioned and sold under the Plan is the available pool of Shares under the U.S. Plan. However, at no time shall the total number of Options outstanding which may be exercised for newly issued Shares of Common Stock exceed that number equal to one-third of the Company's voting stock, whether preferred stock of the Company or Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated) or the U.S. Plan.

        4. Reporting to the Stockholders' Meeting. In its annual proxy statement to the stockholders, the Board shall inform the stockholders as to the number and price of the Options granted hereunder, and as to the Shares purchased upon exercise of such Options.

        5. Eligibility. Options may be granted only to Employees; provided, however, that the President Directoire General, the Directoire General and other directors who are also Employees of a Subsidiary may be granted Options.

        6. Term of Plan. The Plan shall become effective as of the date of its adoption by the Board. It shall continue in effect until the termination of the U.S. Plan or the date five (5) years from the date of its adoption, whichever is sooner, unless terminated earlier under Section 10 of the Plan.

        7. Term of Option. The term of each Option shall be as stated in the Option Agreement; provided, however, that subject to Section 9(d) hereof, the maximum term of an Option shall not exceed ten (10) years from the date of grant of the Option.

        8. Option Price and Consideration.

               (a) Option Price. The Option Price for the Shares to be issued pursuant to exercise of an Option shall be one hundred percent (100%) of the Fair Market Value on the date the Option is granted. The Option Price shall not be modified while the Option is outstanding.

               (b) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                      (i) cash or check (denominated in U.S. Dollars);

                      (ii) wire transfer (denominated in U.S. Dollars);

                      (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                      (iv) any combination of the foregoing methods of payment.

        9. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Subsidiary receives:

                      (i) written notice of exercise (in accordance with the Option Agreement and in the form attached hereto as Exhibit A) from the person entitled to exercise the Option;

                      (ii) full payment for the Shares with respect to which the Option is exercised; and

                      (iii) a written subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as Exhibit
B) from the person entitled to exercise the Option.

                      Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary.

               (b) Termination of Employment Relationship. In the event that an Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the

Optionee may exercise his or her Option, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator), and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. In the event that an Optionee's status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

        10. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

               (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

                             SCM MICROSYSTEMS, INC.

                                    PROXY FOR
                       1998 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of SCM MICROSYSTEMS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Company's Notice of 1998 Annual Meeting of Stockholders and Proxy Statement, each dated June 5, 1998, and hereby appoints Steven Humphreys and John Niedermaier, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at The Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California 95030, on July 14, 1998 at 10:00 a.m. local time, and any adjournment(s) and postponement(s) thereof, and to vote all shares of the Company's Common Stock which the undersigned would be entitled to vote thereat if then and there personally present, on the matters and in the manner set forth below:

1. Proposal to Elect the Following Seven Nominees as Members of the Company's Board of Directors:

        [ ]    FOR all nominees listed below
               (except as indicated)

        [ ]    WITHHOLD authority to vote
               for the nominees listed below

        Robert Schneider                    Randall Lunn

        Steven Humphreys                    Poh Chuan Ng

        Bernd Meier                         Andrew Vought

        Friedrich Bornikoel

        INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE'S NAME IN THE LIST ABOVE.

2. Proposal to Approve the Material Terms of the Company's 1997 Stock Plan for Certain Tax Purposes and to Approve the Adoption of an Amendment to the 1997 Stock Plan.

        [ ]    FOR                  [ ]     AGAINST              [ ]    ABSTAIN

3. Proposal to Approve the Adoption of the Company's 1997 French Stock Option Plan.

        [ ]    FOR                  [ ]     AGAINST              [ ]    ABSTAIN

4.      Proposal to Ratify the Appointment of Independent Public Accountants.

        [ ]    FOR                  [ ]     AGAINST              [ ]    ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matters(s) which may properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED AND, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE SEVEN LISTED NOMINEES FOR ELECTION AS DIRECTORS, TO APPROVE THE MATERIAL TERMS OF THE COMPANY'S 1997 STOCK PLAN FOR CERTAIN TAX PURPOSES AND TO APPROVE THE PROPOSED AMENDMENT TO THE 1997 STOCK PLAN, TO APPROVE THE ADOPTION OF THE COMPANY'S 1997 FRENCH STOCK OPTION PLAN, AND TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 1998.

Both of the foregoing attorneys-in-fact or their substitutes or, if only one shall be present and acting at the Annual Meeting or any adjournment(s) or postponement(s) thereof, the attorney-in-fact so present, shall have and may exercise all of the powers of said attorney-in-fact hereunder.

Signature:                                  Dated:
          -------------------------------          -----------------------------

Signature:                                  Dated:
          -------------------------------          -----------------------------

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER EXACTLY AS HIS, HER OR ITS NAME APPEARS HEREON. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE AND IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.